SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         February 20, 2004

                               CNB HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Georgia                       000-23991                58-2362335
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(State or Other Jurisdiction          (Commission              (IRS Employer
of Incorporation)                     File Number)           Identification No.)

7855 Northpoint Parkway, Suite 200, Alpharetta, Georgia               30022-4849
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code        (770) 650-8262

      ____________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits

            99.1  Press Release of CNB Holdings, Inc. issued February 20, 2004.

Item 12. Results of Operation and Financial Condition.

      The information set forth under this Item 12 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

      On February 20, 2004, CNB Holdings, Inc. issued a press release reporting its financial results for the fourth quarter and year ended December 31, 2003. A copy of the press release is hereby attached as Exhibit 99.1 and incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CNB HOLDINGS, INC.
                                                (Registrant)

Dated: February 20, 2004                  By: /s/ H.N. Padget, Jr.
                                              ----------------------------------
                                              H.N. Padget, Jr.,
                                              President and Chief Executive
                                              Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit
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99.1              Press release issued by CNB Holdings, Inc. on February 20,
                  2004 regarding fourth quarter and yearly results